Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended June 30, 2003, I, Kent M. Harvey, Chairman and President of PG&E Funding LLC, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Funding LLC.

August 14, 2003

/s/ Kent M. Harvey____________
Kent M. Harvey
Chairman and President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PG&E Funding LLC and will be retained by PG&E Funding LLC and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended June 30, 2003, I, Michael J. Donnelly, Treasurer of PG&E Funding LLC, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Funding LLC.

August 14, 2003

/s/ Michael J. Donnelly___________
Michael J. Donnelly
Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PG&E Funding LLC and will be retained by PG&E Funding LLC and furnished to the Securities and Exchange Commission or its staff upon request.